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                                                                 Exhibit 10.2.1

                  CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
                            EXECUTIVE INCENTIVE PLAN


                             AS AMENDED AND RESTATED
                         EFFECTIVE AS OF AUGUST 1, 2000
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                  CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
                            EXECUTIVE INCENTIVE PLAN


                                     PURPOSE


In its original form, the Consolidated Edison Company of New York, Inc. Executive Incentive Plan (the "Plan") was effective as of March 23, 1982. This document reflects the revisions to the Plan which were effective as of April 1, 1999. As to a Participant who was in the employ of the Company or its Affiliated Companies on April 1, 1999, the Mandatory Deferral Portions and Optional Deferral Portions of Incentive Awards credited on the Participant's behalf prior to April 1, 1999 and deferred to a date beyond April 1, 1999 were transferred to and are administered under the Deferred Income Plan. This document also reflects the changes to the Plan that are effective as of August 1, 2000.

The purpose of the Plan is to provide executives designated by the Company's Board of Trustees as eligible to participate in the Plan with incentives to achieve goals which are important to shareholders and customers of the Company, to supplement the Company's salary and benefit programs so as to provide overall compensation for such executives which is more competitive with corporations with which the Company must compete for the best executive talent, and to assist the Company in attracting and retaining executives who are important to the continued success of the Company.
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                  CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
                            EXECUTIVE INCENTIVE PLAN

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

ARTICLE I.  DEFINITIONS......................................................1
      1.01  ADJUSTED TARGET INCENTIVE FUND...................................1
      1.02  AFFILIATED COMPANY...............................................1
      1.03  AWARD DATE.......................................................1
      1.04  BOARD OR BOARD OF TRUSTEES.......................................1
      1.05  CHANGE IN CONTROL................................................1
      1.06  COMPANY..........................................................3
      1.07  DEFERRED INCOME PLAN.............................................3
      1.08  DISABILITY.......................................................4
      1.09  EQUIVALENT STOCK ACCOUNT.........................................4
      1.10  EQUIVALENT STOCK UNIT............................................4
      1.11  INCENTIVE AWARD..................................................4
      1.12  INCENTIVE PERCENTAGE.............................................4
      1.13  MANAGEMENT RETIREMENT PLAN.......................................4
      1.14  MANDATORY DEFERRAL PORTION.......................................4
      1.15  TARGET INCENTIVE FUND............................................4
      1.16  NORMAL RETIREMENT AGE............................................4
      1.17  OPTIONAL DEFERRAL PORTION........................................4
      1.18  PARTICIPANT......................................................4
      1.19  PLAN.............................................................4
      1.20  PLAN ADMINISTRATOR...............................................5
      1.21  POTENTIAL AWARD..................................................5
      1.22  POTENTIAL CHANGE IN CONTROL......................................5
      1.23  VALUATION DATE...................................................5

ARTICLE II.  ELIGIBILITY.....................................................5

ARTICLE III.  ADMINISTRATION.................................................5

ARTICLE IV.  DETERMINATION OF AWARDS.........................................7
      4.01  INCENTIVE PERCENTAGES............................................7
      4.02  TARGET INCENTIVE FUND............................................7
      4.03  ADJUSTED TARGET INCENTIVE FUND...................................7
      4.04  INCENTIVE AWARDS.................................................8

ARTICLE V.  DEFERRAL OF AWARDS...............................................8
      5.01  MANDATORY DEFERRAL PORTION.......................................8
      5.02  OPTIONAL DEFERRAL PORTION........................................9
      5.03  TRANSFER TO DEFERRED INCOME PLAN.................................9

ARTICLE VI.  VALUATION OF AWARD.............................................10
      6.01  NON-DEFERRED AWARDS.............................................10
      6.02  EQUIVALENT STOCK ACCOUNT........................................10
      6.03  COMMON STOCK VALUE..............................................11


                                      (i)
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                  CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
                            EXECUTIVE INCENTIVE PLAN

                                TABLE OF CONTENTS
                                    (CONT'D.)

                                                                          PAGE
                                                                          ----

ARTICLE VII.  PAYMENT OF AWARDS.............................................11
      7.01  TIME OF PAYMENT.................................................11
      7.02  AMOUNT OF PAYMENT...............................................12
      7.03  MANNER OF PAYMENT...............................................12
      7.04  FORFEITURE......................................................12
      7.05  POSTHUMOUS PAYMENTS.............................................13
      7.06  PAYMENT UPON THE OCCURRENCE OF A CHANGE IN CONTROL..............13

ARTICLE VIII.  ELECTIONS....................................................14
      8.01  MANNER..........................................................14
      8.02  TIMING..........................................................14
      8.03  PRESUMPTIONS....................................................14

ARTICLE IX.  MISCELLANEOUS..................................................14
      9.01  AMENDMENT AND TERMINATION.......................................14
      9.02  EFFECT OF PLAN..................................................15
      9.03  WITHHOLDING.....................................................15
      9.04  FUNDING.........................................................15
      9.05  FACILITY OF PAYMENT.............................................16
      9.06  NONALIENATION...................................................16


                                      (ii)
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                  CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
                            EXECUTIVE INCENTIVE PLAN

                             ARTICLE I. DEFINITIONS

The following terms when capitalized herein shall have the meanings set forth below.

1.01 ADJUSTED TARGET INCENTIVE FUND shall have the meaning set forth in Section 4.03(c).

1.02 AFFILIATED COMPANY shall mean any company other than the Company which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which also includes as a member the Company; any trade or business under common control (as defined in Section 414(c) of the Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under
      Section 414(o) of the Code.

1.03 AWARD DATE shall mean, with respect to any Incentive Award, January 1 of the year following the year to which such Incentive Award relates.

1.04  BOARD OR BOARD OF TRUSTEES shall mean the Board of Trustees of the
      Company.

1.05  CHANGE IN CONTROL shall mean an event which shall occur if:

      (a)   any person, as defined in Section 3(a)(9) of the Securities
            Exchange Act of 1934 ("Exchange Act"), as such term is modified in Sections 13(d) and 14(d) of the Exchange Act (other than (i) any employee plan established by any "Corporation" (which for these purposes shall be deemed to be the Company and any corporation, association, joint venture, proprietorship or partnership which is connected with the Company either through stock ownership or through common control, within the meaning of Sections 414(b) and (c) and 1563 of the Code), (ii) the Company or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act), (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by stockholders of the Company in


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            substantially the same proportions as their ownership of the
            Company) (a "Person"), is or becomes the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company (excluding from the securities beneficially owned by such Person any securities directly acquired from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 20 percent or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the Company's then outstanding voting securities;

      (b) during any period of up to two consecutive years (not including any period prior to April 1, 1999) individuals who, at the beginning of such period, constitute the Board cease for any reason to constitute a majority of the directors then serving on the Board, provided that any person who becomes a director subsequent to the beginning of such period and whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose appointment, election or nomination for election was previously so approved (other than a director (i) whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act, or (ii) who was designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph
            (a), (c) or (d) of this Section 1.05) shall be deemed a director as of the beginning of such period;

      (c) consummation of a merger or consolidation of the Company with any other corporation or approval of the issuance of voting securities of the Company in connection with a merger or consolidation of the Company occurs (other than (i) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of any Corporation, at least 51 percent of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar


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            transaction) in which no Person is or becomes the beneficial owner
            (as defined in paragraph (a) above), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or the affiliates of a business) representing 20 percent or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the Company's then outstanding voting securities); or

      (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 65 percent of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to the sale.

Notwithstanding the foregoing, no "Change in Control" shall be deemed to have occurred if there is consummated any transaction, or series of integrated transactions, immediately following which the record holders of the Common Stock immediately prior to such transaction, or series of integrated transactions, continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of integrated transactions.

1.06 COMPANY shall mean Consolidated Edison Company of New York, Inc. or any successor by merger, purchase or otherwise; provided, however, that for purposes of Section 1.05, Section 1.22, the second paragraph of Section 5.01(b), Section 6.02 (with the exception of the next to last sentence thereof), Section 6.03, and Section 7.06, "Company" shall mean the highest level holding company of Consolidated Edison Company of New York, Inc. (or any successor thereto which continues this Plan) which has publicly traded common stock.

1.07 DEFERRED INCOME PLAN shall mean the Consolidated Edison Company of New York, Inc. Deferred Income Plan, as amended from time to time.


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1.08  DISABILITY shall mean circumstances under which a Participant would be entitled to receive a pension by reason of disability (or would be so entitled but for failure to satisfy vesting, age, or length-of-service requirements) under the Management Retirement Plan.

1.09 EQUIVALENT STOCK ACCOUNT shall mean an account established for a Participant pursuant to Section 6.02.

1.10  EQUIVALENT STOCK UNIT shall have the meaning set forth in Section 6.02.

1.11  INCENTIVE AWARD shall have the meaning set forth in Section 4.04.

1.12  INCENTIVE PERCENTAGE shall have the meaning set forth in Section 4.01.

1.13 MANAGEMENT RETIREMENT PLAN shall mean The Consolidated Edison Retirement Plan, as amended from time to time.

1.14 MANDATORY DEFERRAL PORTION shall mean the one-third of each Incentive Award that is required to be deferred pursuant to Section 5.01.

1.15  TARGET INCENTIVE FUND shall have the meaning set forth in
      Section 4.02(a).

1.16 NORMAL RETIREMENT AGE shall mean the later of the Participant's 65th birthday or the fifth anniversary of the Participant's participation in the Management Retirement Plan.

1.17 OPTIONAL DEFERRAL PORTION shall mean the two-thirds of each Incentive Award that is permitted to be deferred pursuant to Section 5.02.

1.18 PARTICIPANT shall mean any executive who at any time shall be eligible to participate in the Plan.

1.19 PLAN shall mean the Consolidated Edison Company of New York, Inc. Executive Incentive Plan, as in effect from time to time.


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1.20  PLAN ADMINISTRATOR shall mean the individual appointed by the Company's
      Chief Executive Officer to administer the Plan as provided in Article III.

1.21  POTENTIAL AWARD shall have the meaning set forth in Section 4.02(c).

1.22  POTENTIAL CHANGE IN CONTROL shall mean an event which shall occur if:

      (a) the Company enters into a definitive written agreement, the consummation of which would result in the occurrence of a Change in Control;

      (b) the Company or any Person (as defined in Section 1.05(a)) publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; or

      (c) any Person becomes the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 15 percent or more of the then outstanding shares of Common Stock of the Company or the combined voting power of the Company's then outstanding securities.

1.23 VALUATION DATE shall have the meaning set forth in Section 6.01 or 6.02, whichever is applicable.

                              ARTICLE II. ELIGIBILITY

The Board, in its discretion, from time to time, may designate and change the designation of the executives or executive position levels eligible to participate in the Plan. To be eligible to receive an award under the Plan for a particular year, an executive must (a) have been employed by the Company during any portion of such year and (b) achieve an eligible position level or be designated by the Board as eligible not later than September 30 of such year.

                           ARTICLE III. ADMINISTRATION

Except as otherwise provided in the Plan, all determinations in connection with the Plan shall be made by the Plan Administrator, whose decisions shall be final and conclusive upon all Participants and any persons asserting any claim derived from a Participant. The Plan Administrator shall make such determinations after receiving the recommendations of the Company's Chief Executive Officer (except as to matters relating to the participation of the Company's Chief Executive Officer in the Plan). The Plan

Administrator shall abstain from any determination under the Plan in which he or she has a personal interest, in which case such determination shall be made by the Company's Chief Executive Officer. The Plan Administrator shall be responsible for the administration of the Plan under the direction of the Company's Chief Executive Officer.


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

                       ARTICLE IV. DETERMINATION OF AWARDS

4.01  INCENTIVE PERCENTAGES

            The Board shall determine a percentage of annual salary deemed to constitute an appropriate incentive for each executive or executive position level eligible to participate in the Plan. Each such percentage is herein called an "Incentive Percentage". The Board may, from time to time, increase or decrease any Incentive Percentage, as the Board may deem appropriate.

4.02  TARGET INCENTIVE FUND

      (a) At the end of each year, the annual rate of salary of each executive eligible to participate in the Plan for such year, as such salary is in effect at the end of such year, shall be multiplied by the Incentive Percentage applicable to such person at such time. The sum of such products for all executives eligible to participate in the Plan for such year is herein called the "Target Incentive Fund" for such year.

      (b) For purposes of calculating the Target Incentive Fund for any year:

                  (i) In the case of an executive whose employment with the
            Company has terminated during the year, the annual salary rate of such executive in effect at the time of such termination shall be deemed to be the annual salary rate of such executive at the end of such year.

                  (ii) Deferred compensation, at the annual rate in effect at the end of the year pursuant to an agreement between the Company and an executive, shall be considered part of such executive's annual rate of salary at the end of such year.

                  (iii) An executive's annual rate of salary shall be determined without any deduction for pre-tax contributions or after-tax contributions made pursuant to the Con Edison Thrift Savings Plan for Management Employees, the Con Edison Flexible Reimbursement Account Plan for Management Employees, the Con Edison OPTIONS Program for Management Employees, or the Deferred Income Plan.

      (c) The amount included in the Target Incentive Fund for any year with respect to each executive is called such executive's "Potential Award".

4.03  ADJUSTED TARGET INCENTIVE FUND


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      (a) In January of each year the Board shall determine whether award of the
      Target Incentive Fund for the preceding year is appropriate or whether and to what extent such Target Incentive Fund shall be reduced, eliminated entirely, or increased. The Board may increase the Target Incentive Fund by an amount not to exceed 50 percent of the Target Incentive Fund. In making such determination, the Board shall consider the Company's performance during the preceding year, taking into account such factors as the Board deems relevant.

      (b) The Target Incentive Fund for any year in which the Company omits a dividend on its common stock shall be reduced to zero.

      (c) The Target Incentive Fund for a year, as adjusted pursuant to this
      Section 4.03, is herein called the "Adjusted Target Incentive Fund". Notwithstanding any other provision of the Plan, the Adjusted Target Incentive Fund for any year may not exceed three-quarters of 1 percent of the Company's net income for common stock for such year.

4.04  INCENTIVE AWARDS

            After the Adjusted Target Incentive Fund for a year has been determined as provided in Section 4.03, the Executive Personnel and Pension Committee of the Board, upon the recommendations of the Company's Chief Executive Officer (except with respect to his own award), shall make, subject to confirmation by the Board, awards to individual Participants who are eligible to participate in the Plan for such year. Such awards are herein called "Incentive Awards". Incentive Awards shall be determined in the following manner:

      (a) Each Incentive Award shall be determined in the light of the contribution of the Participant's group to the overall performance of the Company, the Participant's contribution to the performance of the Participant's group, and the Participant's individual performance.

      (b) An Incentive Award may range from zero to 150 percent of the Participant's Potential Award for the year in question.

      (c) The aggregate of all Incentive Awards for a year may not exceed the Adjusted Target Incentive Fund for such year.

                          ARTICLE V. DEFERRAL OF AWARDS

5.01  MANDATORY DEFERRAL PORTION


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

      (a) One-third of each Incentive Award shall be allocated to the Participant's Equivalent Stock Account and shall be deferred until the earlier of (i) the fifth anniversary of the Award Date or (ii) the date of the Participant's termination of employment with the Company and Affiliated Companies, except as otherwise provided in Section 7.06.

      (b) Notwithstanding the provisions of paragraph (a) above, the Participant may elect to defer all or any part of such one-third for a further period ending on the earlier of (i) the sixth or any later anniversary of the Award Date or (ii) the date of the Participant's termination of employment with the Company and Affiliated Companies; provided however, that if the Participant makes a deferral election with respect to any portion of the Mandatory Deferral Portion of an Incentive Award pursuant to this paragraph (b), on the fifth anniversary of the Award Date of such Incentive Award, the value of the portion of the Mandatory Deferral Portion of an Incentive Award so deferred shall be administered and accounted for under the Deferred Income Plan.

            The value of such Mandatory Deferral Portion or part thereof to be administered and accounted for under the Deferred Income Plan shall be the value on the fifth anniversary of the Award Date of such Mandatory Deferral Portion of a number of shares of common stock of the Company equal to the number of Equivalent Stock Units in the respective subaccount for the Mandatory Deferral Portion or part thereof to be administered and accounted for under the Deferral Income Plan.

5.02  OPTIONAL DEFERRAL PORTION

            Up to two-thirds of each Incentive Award may, at the Participant's election, be deferred to the earlier of (a) the third or later anniversary of the Award Date of such Incentive Award, or (b) the date of the Participant's termination of employment with the Company and Affiliated Companies; provided however, that if the Participant makes a deferral election with respect to any portion of the Optional Deferral Portion of an Incentive Award pursuant to this Section 5.02, on the Award Date of such Incentive Award the value of the portion of the Optional Deferral Portion so deferred shall be administered and accounted for under the Deferred Income Plan.

5.03  TRANSFER TO DEFERRED INCOME PLAN

            The portion of a Participant's accounts deferred hereunder prior to April 1, 1999, which are no longer subject to potential forfeiture pursuant to Section 7.04 as of such date, shall be transferred to the Deferred Income Plan and thereafter be administered and accounted for thereunder. As of the date that other amounts deferred hereunder prior to April 1, 1999 are no longer subject to potential forfeiture pursuant to Section 7.04, such amounts shall be transferred to the Deferred Income Plan and thereafter be administered and accounted for thereunder.

                         ARTICLE VI. VALUATION OF AWARD

6.01  NON-DEFERRED AWARDS

            The Valuation Date of any portion of the Optional Deferral Portion of an Incentive Award that is not deferred pursuant to Section 5.02 shall be the Award Date, and the value on the Valuation Date shall be equal to the amount of such portion.

6.02  EQUIVALENT STOCK ACCOUNT

            An Equivalent Stock Account shall be established for each Participant. A separate subaccount within such Equivalent Stock Account shall be established for each Mandatory Deferral Portion allocated to such Equivalent Stock Account. Each Mandatory Deferral Portion so allocated shall be converted to a number of Equivalent Stock Units calculated (to the nearest thousandth) by dividing (x) such portion by (y) the value of one share of the Company's common stock on the Award Date, and the number of Equivalent Stock Units so calculated shall be credited to the respective subaccount within the Participant's Equivalent Stock Account. On each dividend payment date for the Company's common stock occurring between the Award Date and the Valuation Date of such Mandatory Deferral Portion, there shall be credited to such subaccount the number of additional Equivalent Stock Units calculated (to the nearest thousandth) by dividing (x) the amount of the total dividend which would have been paid on a number of shares (including fractional shares) of the Company's common stock equal to the closing balance (in Equivalent Stock Units) in such subaccount on the record date for such dividend payment date, by (y) the value of one share of the Company's common stock on the dividend payment date. In the event of a dividend payable in shares of the Company's common stock, a like number of Equivalent Stock Units shall be added to the subaccount. The Valuation Date of such Mandatory Deferral Portion of an Incentive Award shall be the date on which occurs the earliest of:

            (a) the Participant's termination of employment with the Company and Affiliated Companies on or after the Participant's Normal Retirement Age;


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

            (b) the Participant's death;

            (c) the Participant's Disability; or

            (d) the fifth anniversary of the Award Date of such Incentive Award if the Participant has not terminated employment with the Company and Affiliated Companies on or prior to such date;

            provided, however, that if the Participant's date of termination of employment with the Company and Affiliated Companies occurs prior to the earliest of the dates specified in (a) through (d) above but the Chief Executive Officer of the Company makes a determination pursuant to Section
      7.04 that no forfeiture shall occur, the Valuation Date shall be such date of termination. The value of such Mandatory Deferral Portion on the Valuation Date shall be the value, on the Valuation Date, of a number of shares of the Company's common stock equal to the number of Equivalent Stock Units in the respective subaccount on the Valuation Date.

6.03  COMMON STOCK VALUE

            For all purposes of the Plan, the value of a share of the Company's common stock, as of any date, shall be deemed to be the mean of the high and low sale price for such a share reported on the New York Stock Exchange for trading on such date (or, if there was no reported trade for such date, on the first day of trading thereafter). Appropriate adjustments shall be made in the event of a stock split, reclassification or reorganization.

                         ARTICLE VII. PAYMENT OF AWARDS

7.01  TIME OF PAYMENT

      (a) Each portion of a Mandatory Deferral Portion of an Incentive Award (i) for which the deferral election in Section 5.01(b) has not been made or
      (ii) for which such deferral election has been made and the Participant
      (A) does not terminate employment with the Company and Affiliated Companies until on or after the earliest of the dates specified in (a) through (d) of Section 6.02 or (B) terminates employment with the Company and Affiliated Companies prior to the earliest of the dates specified in
      (a) through (d) of Section 6.02 but the Chief Executive Officer of the Company makes a determination pursuant to Section 7.04 that no forfeiture shall be made, shall become payable as soon as administratively practicable after its respective Valuation Date, as provided in this
      Article VII.


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

      (b) Each portion of an Optional Deferral Portion for which a deferral election under Section 5.02 has not been made shall become payable as soon as administratively practicable after its respective Valuation Date, as provided in this Article VII.

7.02  AMOUNT OF PAYMENT

            Each portion of (a) the Mandatory Deferral Portion of an Incentive Award (i) for which the deferral election in Section 5.01(b) has not been made or (ii) for which such deferral election has been made and the Participant (A) does not terminate employment with the Company and Affiliated Companies until on or after the earliest of the dates specified in (a) through (d) of Section 6.02 or (B) terminates employment with the Company and Affiliated Companies prior to the earliest of the dates specified in (a) through (d) of Section 6.02 but the Chief Executive Officer of the Company makes a determination pursuant to Section 7.04 that no forfeiture shall be made, and (b) an Optional Deferral Portion for which a deferral election under Section 5.02 has not been made, shall be paid at its value on the Valuation Date, as determined pursuant to Article VI.

7.03  MANNER OF PAYMENT

      (a) Any portion of the Mandatory Deferral Portion of an Incentive Award which becomes payable on or prior to the fifth anniversary of the Award Date of such Incentive Award shall be paid to the Participant in a single lump sum.

      (b) Any portion of the Optional Deferral Portion of an Incentive Award for which a deferral election under Section 5.02 has not been made shall be paid to the Participant in a single lump sum.

7.04  FORFEITURE

            Unless the Chief Executive Officer of the Company shall otherwise determine, the Mandatory Deferral Portion of an Incentive Award shall be forfeited, and no amount shall be payable to the Participant in respect of such portion, if the employment of the Participant with the Company and Affiliated Companies shall be terminated, other than on or after the Participant's Normal Retirement Age or by reason of death or Disability, prior to the fifth anniversary of the Award Date of such Incentive Award. Notwithstanding the prior sentence, no forfeiture shall occur after the date a Change in Control occurs.


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

7.05  POSTHUMOUS PAYMENTS

            Subject to Section 7.04 and Section 9.05, if a Participant shall die before all payments to be made to the Participant under this Plan have been made, the remaining payment or payments shall be made to the Participant's estate or personal representative in a single lump sum, with such posthumous payment to be made as soon as administratively practicable after the Participant's death.

7.06  PAYMENT UPON THE OCCURRENCE OF A CHANGE IN CONTROL

      (a) Unless a Participant elects otherwise prior to the date a Change in Control occurs, upon the occurrence of a Change in Control the Participant shall automatically receive the value, as of the date the Change in Control occurs, of a number of shares of common stock of the Company equal to the number of Equivalent Stock Units in the respective subaccount as of the date the Change in Control occurs. Such payment will be made in a single lump sum as soon as administratively practicable after the date the Change in Control occurs.

      (b) If, due to an election pursuant to paragraph (a) above, a Participant is not to receive a single lump sum upon a Change in Control, the Participant may elect, within 30 days after the date the Change in Control occurs, to receive, in a single lump sum, the value, on the date the Change in Control occurs, of a number of shares of common stock of the Company equal to the number of Equivalent Stock Units in the respective subaccount on the date the Change in Control occurs, reduced by the prime rate as published in the Wall Street Journal on the date the Change in Control occurs plus 100 basis points. Such payment will be made as soon as administratively practicable after the Participant's election is received by the Plan Administrator.

      (c) The elections permitted to Participants by paragraphs (a) and (b) above shall be made by a writing signed by the Participant and delivered to the Plan Administrator.


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

                             ARTICLE VIII. ELECTIONS

8.01  MANNER

            The elections permitted to Participants by Section 5.01 and Section
      5.02 shall be made by a writing signed by the Participant and delivered to the Plan Administrator. A separate election may be made with respect to each Incentive Award. An election made for any Incentive Award shall govern all subsequent Incentive Awards, unless a new election is timely made as to subsequent Incentive Awards.

8.02  TIMING

            The elections pursuant to Section 5.01 and Section 5.02 with respect to any Incentive Award must be made prior to the Award Date. An election may be changed at any time up to the deadline for making such election, but not thereafter.

8.03  PRESUMPTIONS

            In the absence of a valid election to the contrary by the Participant, the following presumptions shall apply:

      (a) The Participant elects not to defer any portion of the Mandatory Deferral Portion of an Incentive Award pursuant to Section 5.01 beyond the minimum mandatory deferral.

      (b) The Participant elects not to defer any portion of the Optional Deferral Portion of an Incentive Award pursuant to Section 5.02.

                            ARTICLE IX. MISCELLANEOUS

9.01  AMENDMENT AND TERMINATION

            The Company reserves the right, by action of the Board of Trustees, to terminate the Plan entirely, or to temporarily or permanently discontinue the making of awards under the Plan; and further reserves the right, by action of the Board of Trustees or the Plan Administrator, to otherwise modify the Plan from time to time; provided that no such modification, termination, or discontinuance shall adversely affect the rights of Participants with respect to Incentive Awards previously determined; and provided further, that no modification by action of the Plan Administrator shall have a material effect on the benefits payable under the Plan. Upon termination of the Plan, the Board of Trustees may elect to continue the Plan with respect to


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

      deferred portions of Incentive Awards, or may elect to distribute immediately such deferred portions in single lump sum payments, with appropriate adjustments in valuation, as determined by the Board.

9.02  EFFECT OF PLAN

            The establishment and continuance of the Plan shall not constitute a contract of employment between the Company and any employee. No person shall have any claim to be granted an award under the Plan and there is no obligation for uniformity of treatment of employees or Participants under the Plan. Neither the Plan nor any action taken under the Plan shall be construed as giving to any employees the right to be retained in the employ of the Company, nor any right to examine the books of the Company, or to require an accounting.

9.03  WITHHOLDING

            The Company shall deduct from any payment under the Plan any federal, state, or local taxes required by law to be withheld with respect to such payment.

9.04  FUNDING

      (a) All amounts payable in accordance with this Plan shall constitute a general unsecured obligation of the Company. Such amounts, as well as any administrative costs relating to the Plan, shall be paid out of the general assets of the Company, to the extent not paid from the assets of any trust established pursuant to paragraph (b) below.

      (b) The Company may, for administrative reasons, establish a grantor trust for the benefit of Participants in the Plan. Notwithstanding the foregoing sentence, the Company shall, upon a Potential Change in Control, establish a grantor trust for the benefit of the Participants in the Plan and shall fund such trust at a level at least equal to the liabilities of the Plan as of the day before the Potential Change in Control occurred. The assets placed in such trust shall be held separate and apart from other Company funds and shall be used exclusively for the purposes set forth in the Plan and the applicable trust agreement, subject to the following conditions:

            (i) the creation of such trust shall not cause the Plan to be other than "unfunded" for purposes of Title I of ERISA;

            (ii) the Company shall be treated as "grantor" of such trust for purposes of Section 677 of the Code; and

            (iii) the agreement of such trust shall provide that its assets may be used upon the insolvency or bankruptcy of the Company to satisfy claims of the Company's general creditors and that the rights of such general creditors are enforceable by them under federal and state law.

9.05  FACILITY OF PAYMENT

            In the event that the Plan Administrator shall find that a Participant is unable to care for such Participant's affairs because of illness or accident or because he or she is a minor or has died, the Plan Administrator may, unless claim shall have been made therefor by a duly appointed legal representative, direct that any benefit payment due the Participant, to the extent not payable from a grantor trust, be paid on the Participant's behalf to the Participant's spouse, a child, a parent or other blood relative, or to a person with whom the Participant resides or a legal guardian, and any such payment so made shall be a complete discharge of the liabilities of the Company and the Plan therefor.

9.06  NONALIENATION

            Subject to any applicable law, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void, nor shall any such benefit be in any manner liable for or subject to garnishment, attachment, execution or levy, or liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefits.

      IN WITNESS WHEREOF, Consolidated Edison Company of New York, Inc. has caused this instrument to be executed by its officer thereunto duly authorized as of the 19th day of January, 2001.


                                    By:________________________________
                                          Richard P. Cowie
                                          Vice President-Human Resources
                                          Consolidated Edison Company of
                                             New York, Inc.


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